                           SEVENTH AMENDMENT TO LEASE

         THIS SEVENTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the date below written by and between TODA DEVELOPMENT, INC., a California corporation ("Landlord"), and MACROMEDIA, INC., a Delaware corporation ("Tenant").

RECITALS

         A. Landlord and Tenant are parties to that certain lease dated June 27, 1991 for certain premises on the third floor of the building commonly known as 600 Townsend Street, San Francisco, California, as amended by that certain First Amendment to Lease dated May 4, 1992, the Second Amendment to Lease dated August 9, 1994, the Third Amendment to Lease dated November 7, 1994, the Fourth Amendment to Lease dated April 6, 1995, the Fifth Amendment to Lease dated August 31, 1995, and the Sixth Amendment to Lease dated October 31, 1995 (collectively, the "Lease"). Tenant's predecessor-in-interest under the Lease was Macromind, Inc.

         B. Landlord and Tenant desire to amend the Lease as set forth below.

AGREEMENT

         Landlord and Tenant hereby agree as follows:

         1. ADDITIONAL PREMISES. Commencing as of June 1, 1996 (the "Additional Premises Rental Commencement Date") the Premises shall include that portion of the third floor of the Building comprising approximately 2,884 rentable square feet as shown on EXHIBIT A attached hereto (the "Additional Premises"). The total rentable square footage of the Premises, including the Additional Premises, shall be approximately 74,850 as shown on EXHIBIT B.

         2. DELIVERY OF ADDITIONAL PREMISES. Landlord shall deliver possession of the Additional Premises as of June 1, 1996. If Landlord is unable to deliver possession of the premises as of June 1, 1996, Landlord shall not be liable for any damage caused for failing to deliver possession, and this Amendment shall not be void or voidable. The Additional Premises Rental Commencement Date shall be delayed until Landlord delivers possession of the Additional Premises to Tenant. In the event that the Additional Premises are delivered on other than June 1, 1996, Landlord and Tenant shall execute a letter confirming the delivery date.

         3. RENTAL. Commencing upon the Additional Premises Rental Commencement Date, monthly Base Rental under the Lease shall be as follows:

               Period                                  Rental
               ------                                  ------
           6/1/96 - 8/31/96                         $ 108,532.50
           9/1/96 - 8/31/97                         $ 114,520.50
           9/1/97 - 12/31/2001                      $ 122,005.50

Notwithstanding the Base Rent set forth above, Landlord shall forbear from demanding the payment of $4,181.80 of Base Rental for each of the first three months following the Additional Premises Rental Commencement Date (the "Suspended Base Rent") provided that Tenant is not in default under this Lease. In the event this Lease terminates at any time as a result of Tenant's default, Tenant shall immediately pay Landlord an amount equal to the Suspended Rent.

         4. ADDITIONAL TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide Tenant with an additional Tenant Improvement Allowance in the amount of $86,520. Said allowance shall be paid and used for the Additional Premises in accordance with paragraph 8 and Rider 5.C of the Lease. Tenant may use its own contractor and architect (both subject to Landlord's reasonable approval) for tenant improvement work in the Additional Premises. All costs of design and construction shall be included within the above Allowance.

         5. TENANT'S PARTICIPATION. Commencing as of the Additional Premises Rental Commencement Date, Tenant's Participation for purposes of paragraph 6 shall be determined using a numerator of 74,850 rentable square feet. The base year shall be 1996 for the Additional Rental payable by Tenant with respect to the Additional Premises.

         6. CONDITION OF ADDITIONAL PREMISES; IMPROVEMENTS. Tenant accepts the Additional Premises in its "as is" condition. Tenant shall be responsible for all demolition of and improvements to the Additional Premises and shall comply with the terms of the Lease with respect to all work undertaken by Tenant to the Additional Premises, including, without limitation, paragraphs 8 and 9 thereof.

         7. UTILITIES. Paragraph 4 of the Lease shall apply with respect to utilities for the Additional Premises.

         8. CONDITION PRECEDENT. The parties acknowledge that the Additional Premises are currently occupied by another tenant (the "Existing Tenant") and that it will be necessary for Landlord to relocate the Existing Tenant by May 1, 1996 in order for Landlord to deliver the Additional Premises to Tenant by June 1, 1996. In the event that the Existing Tenant does not vacate the Additional Premises by May 1, 1996 on such terms as are acceptable to Landlord in its sole discretion, this Amendment shall be null and void and the parties shall have no liability of any nature to each other with respect to this Amendment except that Landlord shall return the security deposit paid by Tenant in accordance with paragraph 10 below.

         9. PARKING. Tenant shall have the right to two (2) additional parking spaces in the Building Garage for a total of 50 spaces. The initial charge shall be $80 per month per space for the additional stalls for the calendar year 1996. Commencing January 1, 1997, during the initial term of the Lease the charge shall increase on January 1st each year by an amount not to exceed 5% of the rate then in effect. The charge during the option period shall be the Fair Market Value. Notwithstanding the foregoing, if the garage becomes full Tenant shall be entitled only to one parking space per 1,500 square feet of rentable space leased hereunder.

         10. SECURITY DEPOSIT. The Security Deposit shall be increased by $4,181.80, which sum shall be paid by Tenant upon execution of this Seventh Amendment and held in accordance with paragraph 5 of the Lease.

         11. MISCELLANEOUS. Except as amended herein, the Lease shall remain in full force and effect. Defined terms in the Lease shall have the same meaning in this Seventh Amendment unless otherwise defined herein. This Seventh Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof. This Seventh Amendment shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

         IN WITNESS WHEREOF, the parties have executed this Seventh Amendment to Lease as of the 15th day of December, 1995.

                                              LANDLORD:

                                              TODA DEVELOPMENT, INC.,

                                              a California corporation

                                              By:  _____________________________

                                                   Its: ________________________

                                              TENANT:

                                              MACROMEDIA, INC.,

                                              a Delaware corporation

                                              By:  _____________________________

                                                   Its:_________________________

                            EIGHTH AMENDMENT TO LEASE

         THIS EIGHTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the date below written by and between TODA DEVELOPMENT, INC., a California corporation ("Landlord"), and MACROMEDIA, INC., a Delaware corporation ("Tenant").

RECITALS

         A. Landlord and Tenant are parties to that certain lease dated June 27, 1991 for certain premises on the third floor of the building commonly known as 600 Townsend Street, San Francisco, California, as amended by that certain First Amendment to Lease dated May 4, 1992, the Second Amendment to Lease dated August 9, 1994, the Third Amendment to Lease dated November 7, 1994, the Fourth Amendment to Lease dated April 6, 1995, the Fifth Amendment to Lease dated August 31, 1995, the Sixth Amendment to Lease dated October 31, 1995, and the Seventh Amendment to Lease dated December 15, 1995 (collectively, the "Lease"). Tenant's predecessor-in-interest under the Lease was Macromind, Inc.

         B. Landlord and Tenant desire to amend the Lease as set forth below.

AGREEMENT

         Landlord and Tenant hereby agree as follows:

         1. ADDITIONAL PREMISES. Commencing as of April 1, 1996 (the "Additional Premises Rental Commencement Date") the Premises shall include that portion of the ground floor of the Building comprising approximately 3,720 rentable square feet as shown on EXHIBIT A attached hereto (the "Additional Premises"). The total rentable square footage of the Premises, including the Additional Premises, shall be approximately 78,570 as shown on EXHIBIT B.

         2. DELIVERY OF ADDITIONAL PREMISES. Landlord shall deliver possession of the Additional Premises as of April 1, 1996. If Landlord is unable to deliver possession of the premises as of April 1, 1996, Landlord shall not be liable for any damage caused for failing to deliver possession, and this Amendment shall not be void or voidable. The Additional Premises Rental Commencement Date shall be delayed until Landlord delivers possession of the Additional Premises to Tenant. In the event that the Additional Premises are delivered on other than April 1, 1996, Landlord and Tenant shall execute a letter confirming the delivery date.

         3. RENTAL. Commencing upon the Additional Premises Rental

Commencement Date, monthly Base Rental under the Lease shall be as follows:

                Period                                           Rental
                ------                                           ------
           4/1/96 - 5/31/96                                   $ 109,744.70
           6/1/96 - 8/31/96                                   $ 113,926.50
           9/1/96 - 8/31/97                                   $ 120,212.10
           9/1/97 - 12/31/2001                                $ 128,069.10

The foregoing Base Rent shall be proportionately reduced in the event that the Seventh Amendment is null and void in accordance with paragraph 8 thereof. Notwithstanding the Base Rent set forth above, Landlord shall forbear from demanding the payment of $5,394 of Base Rental for each of the first three months following the Additional Premises Rental Commencement Date (the "Suspended Base Rent") provided that Tenant is not in default under this Lease. In the event this Lease terminates at any time as a result of Tenant's default, Tenant shall immediately pay Landlord an amount equal to the Suspended Rent.

         4. ADDITIONAL TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide Tenant with an additional Tenant Improvement Allowance in the amount of $111,600. Said allowance shall be paid and used for the Additional Premises in accordance with paragraph 8 and Rider 5.C of the Lease. Tenant may use its own contractor and architect (both subject to Landlord's reasonable approval) for tenant improvement work in the Additional Premises. All costs of design and construction shall be included within the above Allowance.

         5. TENANT'S PARTICIPATION. Commencing as of the Additional Premises Rental Commencement Date, Tenant's Participation for purposes of paragraph 6 shall be determined using a numerator of 78,570 rentable square feet. The base year shall be 1996 for the Additional Rental payable by Tenant with respect to the Additional Premises.

         6. CONDITION OF ADDITIONAL PREMISES; IMPROVEMENTS. Tenant accepts the Additional Premises in its "as is" condition. Tenant shall be responsible for all demolition of and improvements to the Additional Premises and shall comply with the terms of the Lease with respect to all work undertaken by Tenant to the Additional Premises, including, without limitation, paragraphs 8 and 9 thereof.

         7. UTILITIES. Paragraph 4 of the Lease shall apply with respect to utilities for the Additional Premises.

         8. PARKING. Tenant shall have the right to two (2) additional parking spaces in the Building Garage for a total of 52 spaces. The initial charge shall be $80 per month per space for the additional stalls for the calendar year 1996. Commencing January 1, 1997, during the initial term of the Lease the charge shall increase on January 1st each year by an amount not to exceed 5% of the rate then in effect. The charge during the option period shall be the Fair Market Value. Notwithstanding the foregoing, if the garage becomes full Tenant shall be entitled only to one parking space per 1,500 square feet of rentable space leased hereunder.

         9. SECURITY DEPOSIT. The Security Deposit shall be increased by $5,394, which sum shall be paid by Tenant upon execution of this Eighth Amendment and held in accordance with paragraph 5 of the Lease.

         10. MISCELLANEOUS. Except as amended herein, the Lease shall remain in full force and effect. Defined terms in the Lease shall have the same meaning in this Eighth Amendment unless otherwise defined herein. This Eighth Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof. This Eighth Amendment shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

         IN WITNESS WHEREOF, the parties have executed this Eighth Amendment to Lease as of the 25th day of January, 1996.

                                              LANDLORD:

                                              TODA DEVELOPMENT, INC.,

                                              a California corporation

                                              By:  _____________________________

                                                   Its: ________________________

                                              TENANT:

                                              MACROMEDIA, INC.,

                                              a Delaware corporation

                                              By:  _____________________________

                                                   Its:_________________________

                            NINTH AMENDMENT TO LEASE

         THIS NINTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the date below written by and between TODA DEVELOPMENT, INC., a California corporation ("Landlord"), and MACROMEDIA, INC., a Delaware corporation ("Tenant").

RECITALS

         A. Landlord and Tenant are parties to that certain lease dated June 27, 1991 for certain premises on the third floor of the building commonly known as 600 Townsend Street, San Francisco, California, as amended by that certain First Amendment to Lease dated May 4, 1992, the Second Amendment to Lease dated August 9, 1994, the Third Amendment to Lease dated November 7, 1994, the Fourth Amendment to Lease dated April 6, 1995, the Fifth Amendment to Lease dated August 31, 1995, the Sixth Amendment to Lease dated October 31, 1995, the Seventh Amendment to Lease dated December 15, 1995, and the Eighth Amendment to Lease dated January 25, 1996 (collectively, the "Lease"). Tenant's predecessor-in-interest under the Lease was Macromind, Inc.

         B. Landlord and Tenant desire to amend the Lease as set forth below.

AGREEMENT

         Landlord and Tenant hereby agree as follows:

         1. ADDITIONAL PREMISES. Commencing as of May 1, 1996 (the "Additional Premises Rental Commencement Date") the Premises shall include that portion of the fourth floor of the Building comprising approximately 8,605 rentable square feet as shown on EXHIBIT A attached hereto (the "Additional Premises"). The total rentable square footage of the Premises, including the Additional Premises, shall be approximately 87,175 as shown on EXHIBIT B.

         2. DELIVERY OF ADDITIONAL PREMISES. Landlord shall deliver possession of the Additional Premises as of May 1, 1996. If Landlord is unable to deliver possession of the premises as of May 1, 1996, Landlord shall not be liable for any damage caused for failing to deliver possession, and this Amendment shall not be void or voidable. The Additional Premises Rental Commencement Date shall be delayed until Landlord delivers possession of the Additional Premises to Tenant. In the event that the Additional Premises are delivered on other than May 1, 1996, Landlord and Tenant shall execute a letter confirming the delivery date.

         3. TERM. The Termination Date of the Lease is hereby changed to December 31, 2005. Tenant shall continue to have two (2) options to renew this Lease on the terms and conditions set forth on Rider 10 upon expiration of the revised Termination Date.

         4. RENTAL. Commencing upon the Additional Premises Rental Commencement Date, monthly Base Rental under the Lease shall be as follows:

               Period                                           Rental
               ------                                           ------
           5/1/96 - 5/31/96                                  $ 122,221.95
           6/1/96 - 8/31/96                                  $ 126,403.75
           9/1/96 - 8/31/97                                  $ 133,377.75
           9/1/97 - 12/31/01                                 $ 142,095.25
           1/1/02 - 12/31/03                                 $ 156,915.00
           1/1/04 - 12/31/05                                 $ 169,991.25

The foregoing Base Rent shall be proportionately reduced in the event that the Seventh Amendment is null and void in accordance with paragraph 8 thereof. Notwithstanding the Base Rent set forth above, Landlord shall forbear from demanding the payment of $12,477.25 of Base Rental for each of the first three months following the Additional Premises Rental Commencement Date (the "Suspended Base Rent") provided that Tenant is not in default under this Lease. In the event this Lease terminates at any time as a result of Tenant's default, Tenant shall immediately pay Landlord an amount equal to the Suspended Rent.

         5. ADDITIONAL TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide Tenant with an additional Tenant Improvement Allowance in the amount of $258,150. Said allowance shall be paid and used for the Additional Premises in accordance with paragraph 8 and Rider 5.C of the Lease. Tenant may use its own contractor and architect (both subject to Landlord's reasonable approval) for tenant improvement work in the Additional Premises. All costs of design and construction shall be included within the above Allowance.

         6. TENANT'S PARTICIPATION. Commencing as of the Additional Premises Rental Commencement Date, Tenant's Participation for purposes of paragraph 6 shall be determined using a numerator of 87,175 rentable square feet. The base year shall be 1996 for the Additional Rental payable by Tenant with respect to the Additional Premises.

         7. CONDITION OF ADDITIONAL PREMISES; IMPROVEMENTS. Tenant accepts the Additional Premises in its "as is" condition. Tenant shall be responsible for all demolition of and improvements to the Additional Premises and shall comply with the terms of the Lease with respect to all work undertaken by Tenant to the Additional Premises, including, without limitation, paragraphs 8 and 9 thereof.

         8. UTILITIES. Paragraph 4 of the Lease shall apply with respect to utilities for the Additional Premises.

         9. PARKING. Tenant shall have the right to six (6) additional parking spaces in the Building Garage for a total of 58 spaces. The initial charge shall be $80 per month per space for the additional stalls for the calendar year 1996. Commencing January 1, 1997, during the initial term of the Lease the charge shall increase on January 1st each year by an amount not to exceed 5% of the rate then in effect. The charge during the option period shall be the Fair Market Value. Notwithstanding the foregoing, if the garage becomes full Tenant shall be entitled only to one parking space per 1,500 square feet of rentable space leased hereunder.

         10. SECURITY DEPOSIT. The Security Deposit shall be increased by $12,477.25 which sum shall be paid by Tenant upon execution of this Ninth Amendment and held in accordance with paragraph 5 of the Lease.

         11. RIGHT OF FIRST REFUSAL. Provided an event of default by Tenant has not occurred either at the time of exercise of this right or at the time of taking possession of additional space, Tenant shall have an ongoing right of first refusal during the term of this Lease to lease the remainder of the fourth floor as such space becomes available. Such right of first refusal shall be exercised only by compliance with the terms of this paragraph. Landlord shall not enter into a lease with any third party tenant for any portion of such space which becomes available during the term of this Lease without first offering such space to Tenant as follows. Landlord shall provide Tenant with a ten (10) day right of first refusal to lease such space by notifying Tenant in writing of Landlord's intention to lease such space. Tenant shall have the right to lease such space on the following terms and conditions:

             (a) Base rental shall be as follows:

                                                    Rental per
                 Period                             Rentable Square Foot
                 ------                             --------------------
             through- 8/31/96                               $1.45
             9/1/96 - 8/31/97                               $1.53
             9/1/97 - 12/31/01                              $1.63
             1/1/02 - 12/31/03                              $1.80
             1/1/04 - 12/31/05                              $1.95

             (b) There shall be no rental waiver or forbearance.

             (c) Tenant's Participation for purposes of paragraph 6 shall be determined using the total number of rentable square feet leased by Tenant as the numerator. The security deposit shall be increased by an amount equal to $1.95 times the number of additional rentable square feet taken by Tenant.

             (d) Tenant shall take the space in its "as is" condition. Tenant shall be responsible at its expense for all demolition of and improvements to such premises and shall comply with the terms of the Lease with respect to all work undertaken by Tenant on such premises, including, without limitation, paragraphs 8 and 9 thereof.

             (e) Landlord shall provide Tenant with an additional Tenant Improvement Allowance in the following amounts: (i) Thirty Dollars ($30) per rentable square foot with respect to the area marked on EXHIBIT C attached hereto; and (ii) Ten Dollars ($10) per rentable square foot with respect to the remainder of the available fourth floor premises. Said allowance shall be paid and used in accordance with paragraph 8 and Rider 5.C of the Lease. Tenant may use its own contractor and architect (both subject to Landlord's reasonable approval) for tenant improvement work in such premises. All costs of design and construction shall be included within the above allowance.

             (f) Paragraph 4 of the Lease shall apply with respect to utilities for such Premises.

             (g) All other terms of this Lease shall apply with respect thereto, including, without limitation, the revised Termination Date.

If within ten (10) days of the date of such notice Landlord has received written notice from Tenant of its election to lease such space on the foregoing terms and conditions, Landlord and Tenant shall within thirty (30) days enter into a lease amendment setting forth said terms. If Tenant fails to respond to said notice within said ten (10) day period, or, after Tenant giving written notice of its exercise of its right to take the space, if Landlord and Tenant do not enter into said lease amendment within said thirty (30) day period for any reason other than Landlord's fault, Tenant's rights under this paragraph shall be deemed to have been waived, and Landlord shall be free to lease the space to anyone without any further obligation to Tenant. As used herein, "third-party tenant" excludes other parties then in possession of any portion of the premises subject to this right of first refusal which may desire to expand its premises or extend or renegotiate its lease or rental agreement or any other tenant in the Building. Nothing contained herein shall require Landlord to lease to Tenant any portion of the floor which would leave Landlord with any remaining portion of the floor which was not commercially and economically rentable to third parties. Should Tenant decline to take any space offered it pursuant to this paragraph, this right of first refusal shall lapse and become void thereafter.

         12. WESTERN STAFF SERVICES SPACE. The parties acknowledge that Landlord currently leases the premises on the third floor marked on EXHIBIT D attached hereto (the "WSS Premises") to Western Staff Services, Inc. ("WSS") and that WSS has the right to terminate its lease upon 270 days notice to Landlord. In the event that WSS exercises such right and Landlord notifies Tenant in writing that Landlord desires to lease the WSS Premises to Tenant ("Landlord's Notice"), Tenant shall lease the WSS space from Landlord on the following terms and conditions:

             (a) Commencing as of sixty (60) days after the date Landlord's lease with WSS terminates, the Premises shall include the WSS Premises.

             (b) Base rental shall be as follows:

                                                  Rental per
                 Period                           Rentable Square Foot
                 ------                           --------------------
             through- 8/31/96                               $1.45
             9/1/96 - 8/31/97                               $1.53
             9/1/97 - 12/31/01                              $1.63
             1/1/02 - 12/31/03                              $1.80
             1/1/04 - 12/31/05                              $1.95

             (j) There shall be no rental waiver or forbearance.


             (c) Tenant's Participation for purposes of paragraph 6 shall be determined using the total number of rentable square feet leased by Tenant as the numerator. The security deposit shall be increased by an amount equal to $1.95 times the number of additional rentable square feet taken by Tenant.

             (d) Tenant shall take the space in its "as is" condition. Tenant shall be responsible at its expense for all demolition of and improvements to such premises and shall comply with the terms of this Lease with respect to all work undertaken by Tenant on such premises, including, without limitation, paragraphs 8 and 9 thereof.

             (e) Tenant may use its own contractor and architect (both subject to Landlord's reasonable approval) for tenant improvement work in such premises. All costs of design and construction shall be paid by Tenant. Landlord shall have no responsibility to provide any additional Tenant Improvement Allowance.

             (f) Paragraph 4 of the Lease shall apply with respect to utilities for such Premises.

             (g) All other terms of this Lease shall apply with respect thereto, including, without limitation, the termination date.

         Landlord and Tenant shall acknowledge in writing that the Premises include the WSS Premises on the terms and conditions set forth above within ten
(10) days of the date of Landlord's Notice. Tenant's failure to timely execute and deliver such acknowledgment shall constitute a default hereunder.

         13. MISCELLANEOUS. Except as amended herein, the Lease shall remain in full force and effect. Defined terms in the Lease shall have the same meaning in this Ninth Amendment unless otherwise defined herein. This Ninth Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof. This Ninth Amendment shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

         IN WITNESS WHEREOF, the parties have executed this Ninth Amendment to Lease as of the 21st day of February, 1996.

                                              LANDLORD:

                                              TODA DEVELOPMENT, INC.,

                                              a California corporation

                                              By:  _____________________________

                                                   Its: ________________________

                                              TENANT:

                                              MACROMEDIA, INC.,

                                              a Delaware corporation

                                              By:  _____________________________

                                                   Its:_________________________

                            TENTH AMENDMENT TO LEASE

         THIS TENTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the date below written by and between TODA DEVELOPMENT, INC., a California corporation ("Landlord"), and MACROMEDIA, INC., a Delaware corporation ("Tenant").

RECITALS

         A. Landlord and Tenant are parties to that certain lease dated June 27, 1991 for certain premises on the third floor of the building commonly known as 600 Townsend Street, San Francisco, California, as amended by that certain First Amendment to Lease dated May 4, 1992, the Second Amendment to Lease dated August 9, 1994, the Third Amendment to Lease dated November 7, 1994, the Fourth Amendment to Lease dated April 6, 1995, the Fifth Amendment to Lease dated August 31, 1995, the Sixth Amendment to Lease dated October 31, 1995, the Seventh Amendment to Lease dated December 15, 1995, the Eighth Amendment to Lease dated January 25, 1996, and the Ninth Amendment to Lease dated February 21, 1996 (collectively, the "Lease"). Tenant's predecessor-in-interest under the Lease was Macromind, Inc.

         B. Landlord and Tenant desire to amend the Lease as set forth below.

AGREEMENT

         Landlord and Tenant hereby agree as follows:

         1. ADDITIONAL PREMISES. Commencing as of May 1, 1996 (the "Additional Premises Rental Commencement Date") the Premises shall include that portion of the second floor of the Building comprising approximately 1,733 rentable square feet as shown on EXHIBIT A attached hereto (the "Additional Premises"). The total rentable square footage of the Premises, including the Additional Premises, shall be approximately 88,908 as shown on EXHIBIT B.

         2. DELIVERY OF ADDITIONAL PREMISES. Landlord shall deliver possession of the Additional Premises as of May 1, 1996. If Landlord is unable to deliver possession of the premises as of May 1, 1996, Landlord shall not be liable for any damage caused for failing to deliver possession, and this Amendment shall not be void or voidable. The Additional Premises Rental Commencement Date shall be delayed until Landlord delivers possession of the Additional Premises to Tenant. In the event that the Additional Premises are delivered on other than May 1, 1996, Landlord and Tenant shall execute a letter confirming the delivery date.

         3. RENTAL. Commencing upon the Additional Premises Rental Commencement Date, monthly Base Rental under the Lease shall be as follows:

               Period                                   Rental
               ------                                   ------
           5/1/96 - 5/31/96                          $ 124,734.80
           6/1/96 - 8/31/96                          $ 128,916.60
           9/1/96 - 8/31/97                          $ 136,029.24
           9/1/97 - 12/31/01                         $ 144,920.04
           1/1/02 - 12/31/03                         $ 160,034.40
           1/1/04 - 12/31/05                         $ 173,370.60

         4. ADDITIONAL TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide Tenant with an additional Tenant Improvement Allowance in the amount of $51,990. Said allowance shall be paid and used for the Additional Premises in accordance with paragraph 8 and Rider 5.C of the Lease. Tenant may use its own contractor and architect (both subject to Landlord's reasonable approval) for tenant improvement work in the Additional Premises. All costs of design and construction shall be included within the above Allowance.

         4. TENANT'S PARTICIPATION. Commencing as of the Additional Premises Rental Commencement Date, Tenant's Participation for purposes of paragraph 6 shall be determined using a numerator of 88,908 rentable square feet. The base year shall be 1996 for the Additional Rental payable by Tenant with respect to the Additional Premises.

         5. CONDITION OF ADDITIONAL PREMISES; IMPROVEMENTS. Tenant accepts the Additional Premises in its "as is" condition. Tenant shall be responsible for all demolition of and improvements to the Additional Premises and shall comply with the terms of the Lease with respect to all work undertaken by Tenant to the Additional Premises, including, without limitation, paragraphs 8 and 9 thereof.

         6. RESTORATION OF ADDITIONAL PREMISES. The parties acknowledge that the Additional Premises are currently Building common area and that Landlord intends to again utilize such space as common area upon expiration of this Lease. Upon the expiration or termination of this Lease for any reason, Tenant shall at its sole cost and expense promptly remove any alterations, additions, fixtures or improvements to the Additional Premises made by Tenant and restore the Additional Premises as common area in the condition existing as of the date hereof, including, without limitation all finishes and details. Such restoration removal shall be completed prior to the expiration or termination of this Lease.

         7. EXCLUSIVE ELEVATOR ACCESS TO ADDITIONAL PREMISES. Tenant shall have the right at its sole cost and expense to install card reading devices in the Building elevators which require a pass card to access the second floor of the Building, provided that the installation and utilization of such devices does not adversely affect the elevator service to other floors. Tenant shall provide Landlord with such pass cards so that Landlord at all times has access to the second floor. Tenant at its expense shall maintain such devices in good

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
operating condition and repair. Upon expiration or termination of this Lease for any reason, Tenant at its expense shall remove such devices, repair any damage caused by such removal and restore the elevators to the condition existing as of the date hereof. Tenant shall comply with all applicable codes in connection with the installation and operation of such devices. Tenant shall be responsible for all additional security it may desire for the second floor and Landlord shall have no responsibility for the same.

         8. UTILITIES. Paragraph 4 of the Lease shall apply with respect to utilities for the Additional Premises.

         9. SECURITY DEPOSIT. The Security Deposit shall be increased by $3,379.35 which sum shall be paid by Tenant upon execution of this Tenth Amendment and held in accordance with paragraph 5 of the Lease.

         10. MISCELLANEOUS. Except as amended herein, the Lease shall remain in full force and effect. Defined terms in the Lease shall have the same meaning in this Tenth Amendment unless otherwise defined herein. This Tenth Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof. This Tenth Amendment shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

         IN WITNESS WHEREOF, the parties have executed this Tenth Amendment to Lease as of the 30th day of April, 1996.

LANDLORD:                                       TENANT:

TODA DEVELOPMENT, INC.,                         MACROMEDIA, INC.,

a California corporation                        a Delaware corporation

By:  _________________________                  By:  _________________________

     Its: ____________________                       Its:_____________________

                           ELEVENTH AMENDMENT TO LEASE

         THIS ELEVENTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the date below written by and between TODA DEVELOPMENT, INC., a California corporation ("Landlord"), and MACROMEDIA, INC., a Delaware corporation ("Tenant").

RECITALS

         A. Landlord and Tenant are parties to that certain lease dated June 27, 1991 for certain premises on the third floor of the building commonly known as 600 Townsend Street, San Francisco, California, as amended by that certain First Amendment to Lease dated May 4, 1992, the Second Amendment to Lease dated August 9, 1994, the Third Amendment to Lease dated November 7, 1994, the Fourth Amendment to Lease dated April 6, 1995, the Fifth Amendment to Lease dated August 31, 1995, the Sixth Amendment to Lease dated October 31, 1995, the Seventh Amendment to Lease dated December 15, 1995, the Eighth Amendment to Lease dated January 25, 1996, the Ninth Amendment to Lease dated February 21, 1996 and the Tenth Amendment to Lease dated April 30, 1996 (collectively, the "Lease"). Tenant's predecessor-in-interest under the Lease was Macromind, Inc.

         B. Landlord and Tenant desire to amend the Lease as set forth below.

AGREEMENT

         Landlord and Tenant hereby agree as follows:

         1. ADDITIONAL PREMISES. Commencing as of July 1, 1996 (the "Additional Premises Rental Commencement Date") the Premises shall include that portion of the fourth floor of the Building comprising approximately 6,581 rentable square feet as shown on EXHIBIT A attached hereto (the "Additional Premises"). The total rentable square footage of the Premises, including the Additional Premises, shall be approximately 95,489 as shown on EXHIBIT B.

         2. DELIVERY OF ADDITIONAL PREMISES. Landlord shall deliver possession of the Additional Premises as of July 1, 1996. If Landlord is unable to deliver possession of the Additional Premises as of July 1, 1996, Landlord shall not be liable for any damage caused for failing to deliver possession, and this Amendment shall not be void or voidable. The Additional Premises Rental Commencement Date shall be delayed until Landlord delivers possession of the Additional Premises to Tenant. In the event that the Additional Premises are delivered on

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
other than July 1, 1996, Landlord and Tenant shall execute a letter confirming the delivery date.

         3. RENTAL. Commencing upon the Additional Premises Rental Commencement Date, monthly Base Rental under the Lease shall be as follows:

                Period                                Rental
                ------                                ------
           7/1/96 - 8/31/96                       $ 138,459.05
           9/1/96 - 8/31/97                       $ 146,098.17
           9/1/97 - 12/31/01                      $ 155,647.07
           1/1/02 - 12/31/03                      $ 171,880.20
           1/1/04 - 12/31/05                      $ 186,203.55

         4. ADDITIONAL TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide Tenant with an additional Tenant Improvement Allowance in the amount of $117,510. Said allowance shall be paid and used for the Additional Premises in accordance with paragraph 8 and Rider 5.C of the Lease. Tenant may use its own contractor and architect (both subject to Landlord's reasonable approval) for tenant improvement work in the Additional Premises. All costs of design and construction shall be included within the above Allowance.

         4. TENANT'S PARTICIPATION. Commencing as of the Additional Premises Rental Commencement Date, Tenant's Participation for purposes of paragraph 6 shall be determined using a numerator of 95,489 rentable square feet. The base year shall be 1996 for the Additional Rental payable by Tenant with respect to the Additional Premises.

         5. CONDITION OF ADDITIONAL PREMISES; IMPROVEMENTS. Tenant accepts the Additional Premises in its "as is" condition. Tenant shall be responsible for all demolition of and improvements to the Additional Premises and shall comply with the terms of the Lease with respect to all work undertaken by Tenant to the Additional Premises, including, without limitation, paragraphs 8 and 9 thereof.

         6. RESTORATION OF ADDITIONAL PREMISES. The parties acknowledge that a portion of the Additional Premises are currently Building common area and that Landlord intends to again utilize such space as common area upon expiration of this Lease. Upon the expiration or termination of this Lease for any reason, Tenant shall at its sole cost and expense promptly remove any alterations, additions, fixtures or improvements to the Additional Premises made by Tenant and restore that portion of the Additional Premises which is currently common area in the condition existing as of the date hereof, including, without limitation all finishes and details. Such restoration removal shall be completed prior to the expiration or termination of this Lease.

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
         7. CONDITION PRECEDENT; PAYMENT OF RELOCATION EXPENSES. The parties acknowledge that the entry to the premises leased by Design/Sense, an existing tenant, is from that portion of the Additional Premises that is currently a corridor and that it will be necessary for Design/Sense to relocate the entrance to its premises. In the event that Design/Sense does not agree to such relocation on such terms as are acceptable to Landlord in its sole discretion by June 1, 1996, this Amendment shall be null and void and the parties shall have no liability of any nature to each other with respect to this Amendment except that Landlord shall return the security deposit paid by Tenant in accordance with paragraph 10 below. Tenant shall pay Landlord upon demand, as additional rental under this Lease, an amount equal to the following: (i) all costs of any nature incurred in connection with the relocation of the Design/Sense entryway and the construction of a new entryway in accordance with the space plan attached as EXHIBIT C, including, without limitation, architect and other professional fees, permit fees, and all costs of construction; and (ii) all out-of-pocket costs of any nature incurred by Design/Sense in the event that Design/Sense temporarily closes its business in connection with the construction of the new entryway.

         8. UTILITIES. Paragraph 4 of the Lease shall apply with respect to utilities for the Additional Premises.

         9. SECURITY DEPOSIT. The Security Deposit shall be increased by $12,832.95 which sum shall be paid by Tenant upon execution of this Eleventh Amendment and held in accordance with paragraph 5 of the Lease.

         10. PARKING. Tenant shall have the right to four (4) additional parking spaces in the Building Garage for a total of 62 spaces. The initial charge shall be $80 per month per space for the additional stalls for the calendar year 1996. The charge shall increase 5% over the rate then in effect on each anniversary of the Additional Premises Rental Commencement Date during the initial term of the Lease. The charge during the option period shall be the Fair Market Value. Notwithstanding the foregoing, if the garage becomes full Tenant shall be entitled only to one parking space per 1,500 square feet of rentable space leased hereunder.

         11. MISCELLANEOUS. Except as amended herein, the Lease shall remain in full force and effect. Defined terms in the Lease shall have the same meaning in this Eleventh Amendment unless otherwise defined herein. This Eleventh Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof. This Eleventh Amendment shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

         IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment to Lease as of the 13th day of June, 1996.

LANDLORD:                                         TENANT:

TODA DEVELOPMENT, INC.,                           MACROMEDIA, INC.,
a California corporation                          a Delaware corporation

By:  _________________________                    By:  _________________________

     Its: ____________________                         Its:_____________________


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